Interest-bearing loans and borrowings - short term	12 Months Ended
Mar. 31, 2026
Disclosure Of Borrowings [Abstract]
Interest-bearing loans and borrowings - short term
23.
Interest-bearing loans and borrowings - short term

	As at March 31,	As at March 31,
	2025	2026	2026
	(INR)	(INR)	(USD)
Working capital term loan (secured)	18,670	6,068	65
Bank overdrafts (secured)	-	1,021	11
Acceptances (secured)	55,488	33,973	362
Buyer's / supplier's credit (secured)	6,169	13,308	142
Term loan from banks and financial institutions (secured)	—	2,488	27
Current maturities of long term interest-bearing loans and borrowings (refer Note 18)	60,384	183,287	1,953
Total #	140,711	240,145	2,559

Working capital term loan (secured)

The bank facilities, comprising term loans carries interest ranging from 6.85% to 11.15% per annum (March 31, 2025: 8.45% to 11.15% per annum) and is repayable with a bullet payment at the end of the tenure i.e. 30 to 365 days. It is secured by first charge by way of hypothecation of the entire movable properties of the respective borrower, including movable plant and machinery, machinery spares, tools and accessories, furniture, fixture and all other movable properties, book debts, operating cash flows, receivables, commission and revenues, all other current assets, intangible assets, goodwill, uncalled up capital except project assets.

Bank overdrafts (secured)

The bank overdraft facilities carry interest rates ranging from 7.25% to 8.40% per annum, secured by fixed deposits.

Acceptances (secured)

Acceptances represent creditors to whom banks have issued letter of credits. The letter of credits are secured by pari passu charge over all present and future current assets and movable fixed assets of the respective project Company for which such acceptances are taken and the discount rate of acceptances ranges from 6.20% to 8.46% per annum (March 31, 2025: 7.00% to 9.94% per annum). The maturity period ranges from 3 to 12 months.

Buyer's / supplier's credit (secured)

Buyer's/ Supplier credit carries an interest rate of 3.10% to 6.38% (March 31, 2025: 3.35% to 4.94%) and is secured by first pari passu first charge by way of mortgage of all the present and future immovable properties, hypothecation of movable assets, book debt, operating cash flows, receivables, commissions, revenue of whatsoever nature, all bank accounts and all intangibles assets, assignment of all rights, title, interests, benefits, claims etc. of project documents, PPA, and insurance contracts of the Company. Creation of charge by way of mortgage and assignment is under process.

Term loan from banks and financial institutions (secured)

Term loan from banks and financial institutions carries an interest rate of 7.25% to 8.40% (March 31, 2025: Nil) and is Secured by first pari passu charge by way of hypothecation of tangible moveable assets, first charge on all the current assets and accounts. Further secured by way of assignment of all the rights, title, interest, benefit, claims and demands under all the project agreements, letter of credit, insurance contracts and proceeds, guarantees, performance bond etc. of the respective company. These loans have repayment cycle of monthly/quarterly payments.

# Certain borrowings included above are guaranteed by RPL on behalf of the Group entities. Further, certain securities held in subsidiary companies are pledged with banks and financial institutions as security for financial facilities obtained by subsidiary companies.